SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 15, 2002
                                                          --------------


                         SERVICEWARE TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                  000-30277                   25-1647861
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


333 ALLEGHENY AVENUE, OAKMONT, PENNSYLVANIA                      15139
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(Address of Principal Executive Offices)                      (Zip Code)



                                 (412) 826-1158
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)




          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective April 15, 2002, ServiceWare Technologies, Inc. (the "Company") dismissed its independent auditors, Ernst & Young LLP. Effective April 17, 2002, the Company engaged the services of PricewaterhouseCoopers LLP as its new independent auditors for the fiscal year ending December 31, 2002 to replace Ernst & Young LLP. The audit committee of the Board of Directors approved the change in auditors.

     The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2001, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years ended December 31, 2001 or within any subsequent interim period.

     The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated April 22, 2002, is filed as Exhibit 16.1 to this Form 8-K.

     During the two most recent fiscal years of the Company ended December 31, 2001, and the subsequent interim period through April 15, 2002, the Company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

     ITEM 5. OTHER EVENTS.

     On April 22, 2002, the Company issued a press release announcing, that the Nasdaq Stock Market, Inc. ("Nasdaq") had approved the Company's application to transfer the listing of its common stock from the Nasdaq National Market to the Nasdaq SmallCap Market. A copy of such press release is filed herewith as
Exhibit 99.1 and is incorporated herein by reference. The Company's common stock will commence trading on the Nasdaq SmallCap Market under the symbol "SVCW" effective Wednesday, April 24, 2002.

     ITEM 7.  FINANCIAL STATEMENTS,PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

          Exhibit No.         Description of Exhibits
          ----------          -----------------------

          16.1 Letter from Ernst & Young LLP regarding change in certifying accountant.

          99.1 Press release, dated April 22, 2002, announcing the approval by Nasdaq of the Company's application to transfer the listing of its common stock to the Nasdaq SmallCap Market.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ServiceWare Technologies, Inc.



                                        By: /s/ Kent Heyman
                                        ----------------------------------------
                                           Kent Heyman, President, and
                                             Chief Executive Officer


Date:  April 22, 2002